NorthWestern Energy
Delivering a Bright Future

CELEBRATING
OUR FIRST CENTURY
1912 - 2012
BUILDING
FOR OUR SECOND

Annual Shareholders Meeting
Butte, Montana                   April 25, 2012

2
Forward looking statements
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,”
“seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

UTILITY
WORK
AHEAD

NorthWestern Energy
Delivering a Bright Future

Who we are
 Financial update
 Investment opportunity
 outlook

Outline

Who we are
ð Our Vision: Enriching lives through a safe,
 sustainable energy future
ð Our Mission: Working together to deliver safe,
 reliable and innovative energy solutions
ð Our Values:
Safety
Excellence
Respect
Value
Integrity
Community
Environment

Battle Creek
Montana
North Dakota
Coyote 1
Minnesota
Mill Creek
Colstrip Unit 4
South Dakota
Big Stone
Wyoming
Iowa
Neal 4
Nebraska
Natural Gas
Electric
Electric Generating Plants
Natural Gas Reserves

Geographically positioned for success
ð Our service territory covers some of the
   best wind regimes in the nation
ð We have the opportunity to provide
   transmission services into two different
   markets (West and
 Midwest)
Great wind profile
Low unemployment rates
ð A fully-regulated utility located in states
   with relatively stable economies with
   opportunity for system investment and
   grid expansion

We are a fully-regulated utility

Energy Supply

Electric (MW)	MT	SD	Total
Base load coal	222	210	432
Other resources	150	106	256

Natural Gas (Bcf)	MT	SD	Total
Proven reserves	7.7	-	7.7
Annual production	0.55	-	0.55
Storage	17.8	-	17.8

Transmission

2011 Tx for Others	MT	SD	Total
Electric (GWh)	9,100	100	9,200
Natural Gas (Bcf)	18.3	-	18.3

System (miles)	MT	SD	Total
Electric	7,000	1,300	8,300
Natural gas	2,000	55	2,055

Distribution

Demand	MT	SD / NE	Total
Daily MWs	750	172	922
Peak MWs	1,227	341	
Annual GWhs	6,600	1,500	8,100
Annual Bcf	21	11	32

Customers	MT	SD / NE	Total
Electric	339,400	61,100	400,500
Natural gas	182,100	85,700	267,800
	521,500	146,800	668,300

System (miles)	MT	SD / NE	Total
Electric	17,300	2,000	19,300
Natural gas	5,000	2,320	7,320

Note: Statistics above are as of 12/31/2011

(1) Nebraska is a natural gas only jurisdiction

Residential Electric
(750 kwh)
$93.01 National Average
$80.19
$72.18
NWE MT
NWE SD
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0

Residential Natural Gas
(100 therms)
$97.90 National Average
$90.25
$87.27
$85.60
NWE MT
NWE SD
NWE NE
$110
$105
$100
$95
$90
$85
$80
$75
$70
$65
$60

Electric source: Edison Electric Institute Typical Bills and Average Rates Report, January 1, 2011. Monthly "bundled" costs for supply & delivery

Natural gas source: www.eia.doe.gov. - US Natural Gas Sector Report for average cost of gas sold as of January 1, 2011 - as reported in June 2011

With competitive customer rates
Typical
Customer
bills

Corn Puffs - 1915
CORN PUFFS
15c per Package
We do our part, you do yours.
Montana Power Company - 1915
Schedule "A" General Rate
First 100 kilowatt-hours used per month at 10c per kilowatt-hour
Next 100 kilowatt-hours used per month at 9c per kilowatt-hour
Next 300 kilowatt-hours used per month at 8c per kilowatt-hour
A Yearly Saving to the Users of Electric Service of $200,000
NorthWestern Public Service - 1927
The First 40 KW.-hr. per month.... 9c per KW. -hr.
The Next 60 KW.-hr. per month.... 5c per KW. -hr.
All over 100 KW.-hr. per month.... 4c per KW. -hr.
p4
$3.50
$3.34
From $0.15 in 1915, a box of Corn Puffs cereal has kept pace with inflation
$3.00
$2.50
$2.23
MPC hypothetical price per kWh of electricity inflated by CPI* from 1915 – 2011
$2.00
$1.50
$1.16
NWPS hypothetical price per kWh of electricity inflated by CPI* from 1927 – 2011
$1.00
$0.50
$.09-0.11
NorthWestern Energy actual price per kWh of electricity in 2012
$0.00
1912
1922
1932
1942
1952
1962
1972
1982
1992
2002
2012
*Consumer Price Index

NorthWestern Energy

Delivering a Bright Future

One hundred years later….
After a
hundred
years,
electricity
is still a
great
value

Who we are
 Financial update
 Investment opportunity
 outlook

Outline

Secured Credit Ratings
S&P
Moody's
Fitch
A/A2/A
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010
2011
2012

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

- Amended and restated revolving credit facility extending term, increasing size and lowering costs.

Debt Maturity Schedule (2)
Millions
$300
$250
$200
$150
$100
$50
$0
'12 '13 '14 '15 '16 '17 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

(1) Total capitalization as of 12/31/11, excluding Basin Creek capital lease/ PPA.
(2) Excludes outstanding 12/31/11 commercial paper balance of $166.9 million.

Significant improvement in our credit profile over the past several years resulting in a low to mid single A debt rating by all three major agencies. No significant maturities until after 2016.

NorthWestern Energy
Delivering a Bright Future

A strong credit profile
ð Long-term targeted total debt to
 capitalization of 50-55% with a current
 capitalization of 55.6%(1)
ð Total liquidity of $136 million as of Dec
    31, ’11
ð Refinanced nearly all debt in the last 2 years
 – Lowered average coupon on long-term
        debt by 1.2% and extended maturities

Fully Diluted Earnings Per Share
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
$1.71
$1.00
$1.44
$1.78
$2.02
$2.14
$2.53
2012 Guidance $2.35-$2.50
2005
2006
2007
2008
2009
2010
2011
2012

Compounded Annual Growth Rate (CAGR)

6 Year ('05 - '11):	*6.7%*
4 Year ('07 - '11):	*15.1%*

- *No significant scheduled, or unscheduled, maintenance at Colstrip Unit 4, Neal or Big Stone Plants;*
- *No expected increase in insurance reserves or insurance recoveries in 2012;*
- *Dave Gates Generating Station outage costs fully recovered;*
- *Fully diluted average shares outstanding of 37.0 million; and*
- *Normal weather in the Company's electric and natural gas service territories for 2012*

Reaffirming 2012 earning guidance
Reaffirming 2012 guidance range of $2.35-$2.50 based upon, but not limited to, the following major assumptions and expectations:
• A consolidated income tax rate of approximately 18% - 20% of pre-tax income;

A history of strong cash flows

Components of Free Cash Flow
$300
$200
$100
$0
-$100
-$200
-$300
Millions
2005
2006
2007
2008
2009 (1)
2010
2011
Compounded Annual Growth Rate (CAGR)
9.4% Maintenance Capex (2)

Resulting Free Cash Flow (3)
$70
$60
$50
$40
$30
$20
$10
$0
Millions
6.4% CAGR
2005
2006
2007
2008
2009
2010
2011

FitchRatings

"NorthWestern is one of the few companies in Fitch's utility universe that is free cash flow positive, and internal cash flows are expected to fund a large percentage of NorthWestern's future growth capex projects."
Fitch Report on NorthWestern
April 14, 2011

(1) 2009 Cash Flow from Operations is adjusted to add back pension funding in excess of expense and Ammonds on settlement paid.
(2) Utility maintenance capex only, excludes investment growth projects.
(3) Free Cash Flow = Cash from Operations less Maintenance Capex and Dividends

Positive earnings trend and Net Operating Losses expected to provide strong cash flows to fund future investment.

NorthWestern Energy
Delivering a Bright Future

8.1% Cash From
 Operations
6.5% Dividend Growth

2005 - 2012E*
Compounded Annual
Growth Rate (CAGR)
DIVIDEND 5.8%
EPS (Diluted) 5.1%
Earnins Per Share (EPS)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Dividend payout ratio
DIVIDEND
EPS (Diluted)
$1.00 $1.71
$1.24 $1.00
$1.28 $1.44
$1.32 $1.78
$1.34 $2.02
$1.36 $2.14
$1.44 $2.55
$1.48 $2.43
2005
2006
2007
2008
2009
2010
2011
2012*
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Target Range
Dividend Payout Ratio

*2012 estimate assumes midpoint of guidance range of $2.35 - $2.50 and current annualized dividend of $1.48 per share.

A history of steady earnings and dividend growth.
Targeted dividend payout ratio 60 - 70% and currently a dividend yield of 4-5%

NorthWestern Energy
Delivering a Bright Future

A history of earnings and dividend growth

Pension Funded Status as of Year-End 2011
Size of bubble represents relative size of pension plan assets
100%
90%
80%
70%
60%
50%
40%
WR 54%
IDA 60%
GXP 60%
MGEE 61%
EE 65%
EDE 66%
AVA 66%
BKH 68%
UIL 69%
ALE 72%
PNM 74%
UNS 77%
POR 77%
CHG 78%
VVC 79%
NWE 81%
CNL 86%

As a result of significant pension contributions and solid market returns in prior years, we were better positioned than nearly all of our peers at December 31, 2011.

NorthWestern Energy
Delivering a Bright Future

Solid pension funding
NorthWestern Energy’s Pension Assumptions
ð Target allocation 50% equity and 50%
 fixed income
ð Expected long-term rate of return of 7.00%
ð Discount rate of 4.40 - 4.55%

Who we are
 Financial update
 Investment opportunity
 outlook

Outline

Maintenance capex vs. depreciation
$200
$150
$100
$50
$0
($50)
($100)
($150)
($millions)
2005
2006
2007
2008
2009
2010
2011
Distribution System Infrastructure Project (DSIP) Capital
Maintenance capex
Depreciation
Cumulative capex in excess of depreciation

Over the last seven years we have invested approximately $770 million in maintenance & DSIP capital, or $172 million in excess of depreciation.

NorthWestern Energy
Delivering a Bright Future

Growing investment in our existing system

Consolidated Rate Base Investment Potential

$2,000
$1,500
$1,000
$500
$-
Millions
2005
2006
2007
2008
2009
2010
2011E
2012E
9.0% CAGR
11.9% CAGR
Natural Gas DSIP
Battle Creek
DGGS
Spion Kop
SD Peaking Facility
Electric DSIP
Colstrip Unit 4
Transmission projects
Big Stone / Neal pollution contro
Ongoing maintenance capex in excess of depreciation
Natural Gas
Electric

Significant reinvestment into our existing system and investment growth opportunities, which improve reliability and stabilize rates for our customers, are estimated to nearly double our 2005 rate base.

NorthWestern Energy
Delivering a Bright Future

Great investment growth opportunities

Big Stone pollution control equipment
High
Neal pollution control equipment
High
South Dakota peaking generator (60 MW)
High
Spion Kop - Montana renewable generation (40 MW)
High
South Dakota renewable generation (25 MW)
High to Medium
Incremental natural gas reserves
High to Medium
Colstrip 500 kV Upgrade
High to Medium
MSTI (assumes 50% ownership)
Medium to Low
First 230 kV Renewable Collector
Medium to Low
Distribution System Integrity Program (DSIP)
High
2012
2013
2014
2015
2016
2017
2018

Several opportunities exist to further increase and diversify earnings as compared to our approximately $1.8 billion of rate base today. Additional opportunities for transmission in South Dakota and baseload generation in Montana are currently being evaluated and may be incorporated as their scope and timeline become more defined.

NorthWestern Energy
Delivering a Bright Future

Investment project summary
Note: Color / label indicate NorthWestern Energy's current probability of execution and timing of expenditures.
Changed to Green with MPSC pre-approval
granted Feb ‘12

Conclusion

- *Fully-regulated utility*
- *Financially sound*
- *Strong cash flows*
- *Attractive dividend*
- *Realistic investment opportunities to invest Free Cash Flow*

NorthWestern Energy
Delivering a Bright Future

NorthWestern Energy
Delivering a Bright Future

CELEBRATING
OUR FIRST CENTURY
1912 - 2012
BUILDING
FOR OUR SECOND

Questions?
Thank you from all of us at NorthWestern Energy.